INCOME TAXES - Reconciliation of Unrecognized Income Tax Benefits (Detail) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2016		Dec. 31, 2015
Reconciliation of Unrecognized Tax Benefits, Excluding Amounts Pertaining to Examined Tax Returns [Roll Forward]
Unrecognized income tax benefits at the beginning of the year		$ 9,140	[1]	$ 13,458
Increase as a result of:
Tax positions taken during the current period		6,038		1,313
Decreases as a result of:
Lapse of applicable statute of limitations		0		(2,927)
Settlements with taxing authorities		(1,016)		(2,704)
Unrecognized income tax benefits at the end of the year	[1]	14,162		9,140
Benefit to tax expense		$ 11,000		$ 6,000

[1]	If these income tax benefits were ultimately recognized, approximately $11,000 and $6,000 of the December 31, 2016 and 2015 balances, respectively, would benefit tax expense as we are contractually indemnified for the remaining balances.